UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2016

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	37-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Liberty Interactive Corporation’s (the “Company”) annual meeting of stockholders held on August 23, 2016, the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect John C. Malone, M. Ian G. Gilchrist, Mark C. Vadon and Andrea L. Wong to continue serving as Class III members of the Company’s board of directors until the 2019 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 (the “auditors ratification proposal”); and (3) a proposal to adopt the Liberty Interactive Corporation 2016 Omnibus Incentive Plan (the “incentive plan proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John C. Malone	645,661,813	190,686,010	51,530,014
M. Ian G. Gilchrist	768,629,684	67,718,139	51,530,014
Mark C. Vadon	617,931,467	218,416,356	51,530,014
Andrea L. Wong	772,642,163	63,705,660	51,530,014

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
884,857,044	2,449,269	571,524	—

Accordingly, the auditors ratification proposal was approved.

3. The Incentive Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
625,880,595	208,424,279	2,042,949	51,530,014

Accordingly, the incentive plan proposal was approved.

Item 7.01. Regulation FD Disclosure

On August 24, 2016, the Company issued a press release announcing that its wholly owned subsidiary Liberty Interactive LLC closed its previously announced private offering of $750 million aggregate principal amount of its 1.75% Exchangeable Senior Debentures due 2046 (the “debentures”), including debentures with an aggregate principal amount of $75 million issued pursuant to the exercise of an option granted to the initial purchasers. The press release attached hereto as Exhibit 99.1 is hereby incorporated by reference into this Item 7.01.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of Regulation FD and shall not be deemed "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name
99.1	Press Release dated August 24, 2016 regarding the closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2016

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release dated August 24, 2016 regarding the closing.